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                                                                    Exhibit 32.2

                                CERTIFICATION OF
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Dolphin Energy Company (the "Company") on Form 10-KSB for the period ended December 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Gregory W. Starks, Treasurer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Gregory W. Starks
-------------------------------------
Gregory W. Starks
Treasurer (Principal Financial and
Accounting Officer)

March 30, 2006


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